UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2025

NEXPOINT DIVERSIFIED REAL ESTATE TRUST
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-32921	80-0139099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.001 per share	NXDT	New York Stock Exchange
5.50% Series A Cumulative Preferred Shares, par value $0.001 per share ($25.00 liquidation preference per share)	NXDT-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On April 25, 2025, NexPoint Diversified Real Estate Trust (the “Company”) filed a definitive proxy statement/prospectus (the “Definitive Proxy Statement/Prospectus”) with the Securities and Exchange Commission (the “SEC”) in connection with its annual meeting of shareholders to be held on Tuesday, June 10, 2025, beginning at 10:30 a.m. Central Time (the “Annual Meeting”), to consider, among other things, the conversion of the Company’s jurisdiction and form of organization from a Delaware statutory trust to a Maryland corporation and the approval of the Amended and Restated NexPoint Diversified Real Estate Trust 2023 Long Term Incentive Plan (the “A&R 2023 Plan”). This Current Report on Form 8-K is being filed to correct typographical errors contained in the Definitive Proxy Statement/Prospectus as noted below.

If you have already voted by internet, telephone or mail or provided voting instructions, you do not need to take any action unless you wish to change your vote. Any shareholder of record who wishes to change its vote may do so by voting in accordance with the procedures described in the Definitive Proxy Statement/Prospectus.

Supplement to Definitive Proxy Statement/Prospectus

The following information supplements the Definitive Proxy Statement/Prospectus and should be read in conjunction with the disclosures contained in the Definitive Proxy Statement/Prospectus, which in turn should be read in its entirety. Page references are to the Definitive Proxy Statement/Prospectus and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement/Prospectus. Revised text within the restated language from the Definitive Proxy Statement/Proxy Statement is indicated in bold, underlined text (e.g., bold, underlined text).

The following disclosure replaces the first full paragraph on page 31 of the Definitive Proxy Statement/Prospectus disclosure under the heading “Proposal 4 – Approval of the Amended and Restated NexPoint Diversified Real Estate Trust 2023 Long Term Incentive Plan—Executive Summary and Selected Plan Information— Expected Duration and Impact on Dilution (as measured through burn rate and overhang)”:

The overhang rate is a measure of potential dilution to holders of Old Common Shares. As of April 9, 2025, there were 44,626,539.24 of our Old Common Shares outstanding, 1,934,707 Old Common Shares subject to outstanding full value equity awards, zero Old Common Shares subject to outstanding options or SARs, 30 Old Common Shares remaining under the 2023 Plan and 2,000 common limited partnership units of the Operating Partnership (defined below) (the “OP Units”) that were redeemable, subject to certain requirements, for cash or, at the election of Old NXDT, Old Common Shares on a one-for-one basis. If Old NXDT’s overhang rate is calculated including the potential impact of the redemption of the OP Units, then (a) if Old NXDT excludes the impact of the new share request, Old NXDT’s overhang rate as of April 9, 2025 is 4.2% on a fully diluted basis, and (b) if Old NXDT includes the new share request of 943,000 Old Common Shares, Old NXDT’s overhang rate with respect to Old Common Shares will be approximately 6.1% on a fully diluted basis. If Old NXDT’s overhang rate is calculated excluding the potential impact of the redemption of the OP Units, then (a) if we exclude the impact of the new share request, Old NXDT’s overhang rate as of April 9, 2025 is 4.2% on a fully diluted basis, and (b) if Old NXDT includes the new share request of 943,000 Old Common Shares, Old NXDT’s overhang rate with respect to Old Common Shares will be approximately 6.1% on a fully diluted basis. Old NXDT believes this is a reasonable level of dilution and provides Old NXDT with the appropriate flexibility to ensure meaningful equity awards in future years to executives and other key service providers to better align their interests with the interests of shareholders.

Additional Information and Where to Find It

In connection with the Company’s Annual Meeting, the Company filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-286498), as amended (the “Registration Statement”) containing the Definitive Proxy Statement/Prospectus. The Registration Statement was declared effective by the SEC on April 25, 2025 and the Company began mailing the Definitive Proxy Statement/Prospectus to shareholders on or about May 2, 2025. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT HAS BEEN FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Shareholders of the Company will be able to obtain these documents and other documents filed with the SEC by the Company for free through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by the Company will also be available to shareholders of the Company free of charge on the Company’s website at nxdt.nexpoint.com or by written request to our Corporate Secretary at c/o NexPoint Diversified Real Estate Trust, 300 Crescent Court, Suite 700, Dallas, Texas 75201, Attn: Corporate Secretary.

No Offer or Solicitation

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its trustees and certain of its executive officers may be considered participants in the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting under the rules of the SEC. Information about the Company’s trustees and executive officers is available in the Company’s Definitive Proxy Statement/Prospectus, which was filed with the SEC on April 25, 2025, and in other documents filed with the SEC by the Company and its officers and trustees. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT DIVERSIFIED REAL ESTATE TRUST

By:	/s/ Paul Richards
Name: Paul Richards Title: Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary

Date: May 9, 2025